                                                                    Exhibit 10.1

                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                              HOME FEDERAL BANCORP
                                 MARCH 28, 2005

         RESOLVED, that the fourth sentence of Section 5(c) of the Home Federal
Bancorp 1993 Stock Option Plan (the "1993 Option Plan") shall be amended to read in its entirety as follows:

                  "The Committee shall have the authority to grant options
         exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine."

         FURTHER RESOLVED, that the foregoing amendment to the 1993 Option Plan be effective with respect to stock options granted on and after the date hereof.

         RESOLVED, that the fourth sentence of Section 5(c) of the Home Federal
Bancorp 1995 Stock Option Plan (the "1995 Option Plan") shall be amended to read in its entirety as follows:

                  "The Committee shall have the authority to grant options
         exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine."

         FURTHER RESOLVED, that the foregoing amendment to the 1995 Option Plan be effective with respect to stock options granted on and after the date hereof.

         RESOLVED, that the fourth sentence of Section 5(c) of the Home Federal
Bancorp 1999 Stock Option Plan (the "1999 Option Plan") shall be amended to read in its entirety as follows:

                  "The Committee shall have the authority to grant options
         exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine."

         FURTHER RESOLVED, that the foregoing amendment to the 1999 Option Plan be effective with respect to stock options granted on and after the date hereof.

         RESOLVED, that the fourth sentence of Section 5(c) of the Home Federal
Bancorp 2001 Stock Option Plan (the "2001 Option Plan") shall be amended to read in its entirety as follows:

                  "The Committee shall have the authority to grant options
         exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine."

         FURTHER RESOLVED, that the foregoing amendment to the 2001 Option Plan be effective with respect to stock options granted on and after the date hereof.